UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

Waste Connections, Inc.

(Exact name of registrant as specified in its charter)

Ontario, Canada	1-34370	98-1202763
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Applewood Crescent, 2nd Floor

Vaughan

Ontario L4K 0E3

Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 532-7510

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2017, Waste Connections, Inc. (the “Company”) filed articles of amendment to the Company’s articles of amalgamation pursuant to Section 168(1)(h) of the Business Corporations Act (Ontario) to change the number of the Company’s common shares, whether issued or unissued, on a three-for-two basis, such that, every two common shares will become three common shares effective June 7, 2017, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2017 annual and special meeting of shareholders on May 23, 2017 (the “Meeting”).

The Company’s shareholders (the “Shareholders”) elected each of the Company’s nominees for director by the votes indicated below:

Nominee for Director:	Total Votes For:	Total Votes Withheld:	Total Broker Non-Votes:
Ronald J. Mittelstaedt	147,654,522	1,955,494	5,220,296
Robert H. Davis	148,142,722	1,467,294	5,220,296
Edward E. “Ned” Guillet	148,891,864	718,152	5,220,296
Michael W. Harlan	146,613,424	2,996,592	5,220,296
Larry S. Hughes	149,462,021	147,995	5,220,296
Susan “Sue” Lee	149,537,158	72,858	5,220,296
William J. Razzouk	146,615,301	2,994,715	5,220,296

The Shareholders approved the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm until the close of the Company’s 2018 Annual Meeting of Shareholders and authorized the Company’s Board of Directors to fix the auditor’s remuneration by the votes indicated below:

Total Votes For:	154,779,735
Total Votes Withheld:	50,576
Total Broker Non-Votes:	1

The Shareholders approved a special resolution authorizing an amendment to the Company’s articles of amalgamation pursuant to Section 168(1)(h) of the Business Corporations Act (Ontario) to change the number of the Company’s common shares, whether issued or unissued, on a three-for-two basis, such that, when and if such amendment is given effect, every two common shares will become three common shares by the votes indicated below:

Total Votes For:	154,774,085
Total Votes Against:	56,222
Total Broker Non-Votes:	5

The Shareholders approved on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in the Company’s management information circular and proxy statement in respect of the Meeting (“say on pay”), by the votes indicated below:

Total Votes For:	144,756,695
Total Votes Against:	4,793,804
Total Votes Abstained:	59,513
Total Broker Non-Votes:	5,220,300

The Shareholders approved on a non-binding, advisory basis holding future say on pay votes every year by the votes indicated below:

Total Votes For Every Year:	142,176,054
Total Votes For Every Two Years:	294,298
Total Votes For Every Three Years:	7,118,162
Total Votes Abstained:	21,497
Total Broker Non-Votes:	5,220,301

The Board of Directors of the Company will consider the voting results in its determination of the time period to hold future say on pay votes during its next meeting, and the Company will amend this Current Report on Form 8-K to reflect such decision.

Item 8.01 Other Events.

On May 23, 2017, the Company issued a press release announcing that its shareholders had approved the splitting of the Company’s common shares on a three-for-two basis (the “Share Split”) at the Meeting. The proposed Share Split is subject to the requirements of the Toronto Stock Exchange and the New York Stock Exchange. The Company expects that Shareholders of record as of the close of business on June 7, 2017, will receive from the Company’s transfer agent on June 16, 2017, one additional common share for every two shares held. The press release announcing the Share Split and related matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on May 23, 2017, the Company issued a press release announcing that its shareholders had elected as its directors each of the nominees listed above under Item 5.07 at the Meeting. The press release announcing the election of the directors and related matters is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Safe Harbor and Forward-Looking Information

This document contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 (“PSLRA”) and "forward-looking information" within the meaning of applicable Canadian securities laws. These forward-looking statements are neither historical facts nor assurances of future performance and reflect Waste Connections’ current beliefs and expectations regarding future events and operating performance. These forward-looking statements are often identified by the words “may,” “might,” “believes,” “thinks,” “expects,” “intends” or other words of similar meaning. All of the forward-looking statements included in this document are made pursuant to the safe harbor provisions of the PSLRA and applicable Canadian securities laws. Forward-looking statements involve risks and uncertainties. Forward-looking statements in this document include, but are not limited to, the Company’s ability to obtain the required regulatory approvals to complete the Share Split. Important factors that could cause actual results to differ, possibly materially, from those indicated by the forward-looking statements include, but are not limited to risk factors detailed from time to time in filings that have been made by the Company with the U.S. Securities and Exchange Commission and the securities commissions or similar regulatory authorities in Canada. You should not place undue reliance on forward-looking statements, which speak only as of the date of this document. Waste Connections undertakes no obligation to update the forward-looking statements set forth in this document, whether as a result of new information, future events, or otherwise, unless required by applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibit.

3.1	Articles of Amendment to the Articles of Amalgamation of Waste Connections, Inc.

99.1	Press Release, dated May 23, 2017, issued by Waste Connections, Inc.

99.2	Press Release, dated May 23, 2017, issued by Waste Connections, Inc.

SIGNATURES

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

Date: May 26, 2017	BY:	/s/ Worthing F. Jackman
Worthing F. Jackman,
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	DESCRIPTION
3.1	Articles of Amendment to the Articles of Amalgamation of Waste Connections, Inc.
99.1	Press Release, dated May 23, 2017, issued by Waste Connections, Inc.
99.2	Press Release, dated May 23, 2017, issued by Waste Connections, Inc.